UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2025

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13034 Ballantyne Corporate Place Charlotte, NC 28277
(Address of principal executive offices) (Zip Code)

(704) 357-0022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

Beginning July 8, 2025, representatives of Premier, Inc. (the “Company”) are expected to meet with investors, analysts and other stakeholders or interested parties and refer to information, in whole or part, in the Stewardship Outreach, July 2025 presentation (the “Investor Presentation”) attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to the public announcement of the Company’s fiscal 2025 financial results, currently scheduled for the week of August 18, 2025, the Company will not comment on or update its fiscal 2025 fourth quarter or full year financial performance or the matters set forth under the caption “Fiscal-Year 2025 Guidance” in its press release dated May 6, 2025 filed as Exhibit 99.1 to the Company’s Form 8-K filed May 7, 2025.

Pursuant to Regulation FD, the Company hereby furnishes the Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination or an admission by the registrant that the information contained herein or incorporated herein by reference is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Premier, Inc. Stewardship Outreach, July 2025, as of the date of this Current Report on Form 8-K

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
	Name:	Michael J. Alkire
	Title:	President and Chief Executive Officer

Date: July 7, 2025